Exhibit 99.2

Shareholder Update
November 2008

Forward-Looking Statements
Certain statements in this press release, and other written or oral statements made by or on behalf of us are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: changes in the demand for coal by electric utility customers; the loss of one or more of our largest customers; inability to secure new coal supply agreements or to extend existing coal supply agreements at market prices; failure to diversify our operations; failure to exploit additional coal reserves; the risk that reserve estimates are inaccurate; increased capital expenditures; encountering difficult mining conditions; increased costs of complying with mine health and safety regulations; our dependency on one railroad for transportation of a large percentage of our products; bottlenecks or other difficulties in transporting coal to our customers; delays in the development of new mining projects; increased costs of raw materials; lack of availability of financing sources; our compliance with debt covenants; the effects of litigation, regulation and competition; and the other risks detailed in our reports filed with the Securities and Exchange Commission (SEC).

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Market Overview
● Mixed Messages From the Market
● Supply, Demand, and Exports
● South Atlantic Inventories
● Our Conclusions
Market Overview

Market Overview
Mixed Messages
Source: Various Industry and General Interest Publications
GDP Growth in
GDP Growth in
China Has Slowed
China Has Slowed
Fixed Asset Growth in
China Has Accelerated
?
Coal Stockpiles in Europe
are High
Coal Stockpiles in India
are at Historic Lows
?
Some Regions of China Have Seen
Lower Electric Generation
Some Regions of China Have Seen
Lower Electric Generation
China’s Electric Grid to
Grow by 300GW (43%) by 2010
?
US Generation Should be
Impacted by the Recession
Q-3 2008 Generation from AEP and
SO Approximately Equal to Q-3
2006
?
EIA Shows Q-3 Eastern Production
+5.7 MM Tons
10 Major Eastern Producers Show Q
-3 Production (1.2) MM Tons
?
Are Exports Slowing?
Norfolk Southern Commented that
Exports Accelerated in Sept. and Oct.
?

Supply, Demand, and Exports
Market Overview
● Supply of CAPP Coal Appears to be Flat Despite
 Extraordinarily High Prices
● Domestic Demand Appears to be Down a Little
● Exports Appear to be Stable at a Very High Level

31,000
29,000
27,000
25,000
23,000
21,000
19,000
17,000
15,000

South Atlantic Inventories
Market Overview
Source: Genscape
Aug 2007
Oct 2008
Shoulder

Season ??

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Challenges
● Financial Traded Coal Prices Have Fallen Since July
 – Large Traders Have Reduced Their Portfolio Due to Credit Restrictions
 – A Rebound Appears to be Under Way Within the Past Few Weeks
● The Physical Market Remains Tight
● Price Discovery is a Problem for All Parties
● Our View of 2009:
Contracting Activity
Demand May Fall
Weak Economy
Possible Fuel Switching
Supply May Fall More
Regulatory

Permits
Labor
Credit Constraints
But…

Our Results
● Central Appalachia
 – Engaged in Ongoing Discussions with Customers
 – Consistent With Our Experience in November 2007
● Illinois Basin
 – Reached Agreements to Ship 725,000 Tons Under Multi-Year Contracts at
 an Average Price of $64.36 Per Ton
 – Compares with New Contracts in Q-3 2007 of $30.84 Per Ton
Contracting Activity

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Mine Operations
● NFDL Rate Continues to Improve Compared to Last Year.
 – 2008 - 2.64
 – 2007 - 4.42
● Won Distinguished Sentinels of Safety Award
 – Blue Diamond Coal Company - Mine #77 - Large Underground Category
 – Triad Mining - Freedlandville East - Small Surface Category
● Won Kentucky Cabinet Safety Award
 – Bledsoe Coal Corporation - Beechfork Mine
Safety

Mine Operations
Labor
● Hired New Senior Human Resource Manager in September
 – More than 35 Years of CAPP Experience
● Aggressive Recruiting
 – Billboards
 – Website
 – Various Employee Bonus Plans
● Retention and Training
 – Training Classes for Electricians, Foreman, Welders and Medical Technicians
 – 1 - 4 new “Green Hat” Trainees Per Mine
 – Employee and Spousal Communication Meetings

Mine Operations
• Log Creek (Indiana)
 • Engineering and Site Preparation Work has Begun
 • Surface Mine Development to Begin in Late 2008 or Early 2009
• Met Mines
 • Continuing on Preparation Work
 • Production Expected to Begin in 4th Quarter
Project Update

Mine Operations
• Montgomery Creek (Cheyenne)
 • Delays in Approval of Ground Control Plan by MSHA
 • Production Continues to Ramp Up
 • Full Production Expected by 1st Quarter of 2009
• Stoker Plant Modification
 • Added Stoker Circuit to Existing Plant in September, 2008
 • Capital Investment of $150,000
 • Expected to Increase Stoker Production by 10,000 Tons Per Month
Project Update

Mine Operations
● Labor and Regulatory Issues Continue to be the Primary
 Driver of Production and Costs
● Underground Operations
 – MSHA Regulations for Roof Control and Seals
 – Tight Labor Market for Skilled Positions
● Surface Operations
 – MSHA Changes to Ground Control Plans
 – Cost of Raw Materials was High, but is Dropping
Q3 Summary

Agenda
● Market Overview
● Question and Answer
● Mine Operations
● Contracting Activity

Question and Answer
Session